                                                                    Exhibit 99.3

                                CBS CORPORATION
                              SEGMENT INFORMATION
                           ($ in millions)(unaudited)


                                                 Three Months Ended                             Six Months Ended
                                                       June 30                                       June 30
                                           ----------------------------------            -----------------------------------
                                             1999        1998      % Change                1999        1998       % Change
                                             ----        ----      --------                ----        ----       --------
TOTAL CONTINUING OPERATIONS
     Sales                                  $ 1,678     $ 1,484       13.1%               $ 3,446     $ 3,433         0.4%
     Operating Profit (Loss)                    294         127      131.5%                   412         263        56.7%
     OP (Loss) without Special Items            270         127      112.6%                   388         263        47.5%
     EBITDA                                     427         275       55.3%                   707         546        29.5%
     EBITDA without Special Items               427         275       55.3%                   699         546        28.0%

  INFINITY
     Sales                                      597         456       30.9%                 1,071         786        36.3%
     Operating Profit (Loss)                    191         141       35.5%                   289         205        41.0%
     OP (Loss) without Special Items            191         141       35.5%                   289         205        41.0%
     EBITDA                                     265         198       33.8%                   435         311        39.9%
     EBITDA without Special Items               265         198       33.8%                   435         311        39.9%

  TELEVISION
     Sales                                      927         880        5.3%                 2,092       2,375       -11.9%
     Operating Profit (Loss)                    119          21      466.7%                   167         144        16.0%
     OP (Loss) without Special Items             95          21      352.4%                   143         144        -0.7%
     EBITDA                                     174          83      109.6%                   277         266         4.1%
     EBITDA without Special Items               150          83       80.7%                   253         266        -4.9%

  CABLE
     Sales                                      156         150        4.0%                   286         275         4.0%
     Operating Profit (Loss)                     44          24       83.3%                    69          28       146.4%
     OP (Loss) without Special Items             44          24       83.3%                    69          28       146.4%
     EBITDA                                      46          50       -8.0%                    96          79        21.5%
     EBITDA without Special Items                70          50       40.0%                   120          79        51.9%

  CORPORATE & OTHER
     Sales                                       (2)         (2)          -                    (3)         (3)           -
     Operating Profit (Loss)                    (15)        (21)      28.6%                   (28)        (38)       26.3%
     OP (Loss) without Special Items            (15)        (21)      28.6%                   (28)        (38)       26.3%
     EBITDA                                     (13)        (18)      27.8%                   (16)        (34)       52.9%
     EBITDA without Special Items               (13)        (18)      27.8%                   (24)        (34)       29.4%

  RESIDUAL COSTS OF DISCONTINUED
   BUSINESSES
     Sales                                        -           -         N/A                     -           -          N/A
     Operating Profit (Loss)                    (45)        (38)     -18.4%                   (85)        (76)      -11.8%
     OP (Loss) without Special Items            (45)        (38)     -18.4%                   (85)        (76)      -11.8%
     EBITDA                                     (45)        (38)     -18.4%                   (85)        (76)      -11.8%
     EBITDA without Special Items               (45)        (38)     -18.4%                   (85)        (76)      -11.8%


  SPECIAL ITEMS INCLUDE:

     Three Months Ended June 30, 1999
     --------------------------------
       - $24 reduction for certain restructuring charges previously recorded for the television segment

       - $24 provision for losses associated with a cable unit

     Six Months Ended June 30, 1999
     ------------------------------
       - Corporate & Other includes an $8 gain on the sale of an airplane recorded during the first quarter of 1999